Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Axovant Sciences Ltd. (the “Company”) for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gregory Weinhoff, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2017	By:	/s/ Gregory Weinhoff
Gregory Weinhoff
Principal Financial Officer